UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 4, 2015
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

On February 5, 2015, Kevin Tylus, President and Chief Executive Officer of Royal Bancshares of Pennsylvania (the “Company”) and its wholly owned banking subsidiary, Royal Bank America, and Michael Thompson, Executive Vice President and Chief Financial Officer of the Company and Royal Bank America, will make a presentation at Emerald Asset Management’s Groundhog Day Investment Forum in Philadelphia.  A copy of the presentation materials is attached hereto as Exhibit 99.1.  The presentation materials, attached as Exhibit 99.1 hereto, are incorporated herein by reference, and are being furnished hereby and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Royal Bancshares of Pennsylvania, Inc. Investor Presentation, dated February 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA. INC.
Dated: February 4, 2015
	By:	/s/ Michael S. Thompson
Michael S. Thompson
Executive Vice President and Chief Financial Officer